Exhibit 10.10(b)

CONSENT UNDER, REAFFIRMATION OF AND FIRST AMENDMENT

TO SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS CONSENT UNDER, REAFFIRMATION OF AND FIRST AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this “Agreement”) is made as of August 26, 2014, by and among J.A. COSMETICS US, INC., a Delaware corporation (“J.A. Cosmetics”), JA 139 FULTON STREET CORP., a New York corporation (“JA Fulton”), JA 741 RETAIL CORP., a New York corporation (“JA 741 Retail”), JA COSMETICS RETAIL, INC., a New York corporation (“JA Cosmetics Retail”), J.A. RF, LLC, a Delaware limited liability company (“JA RF”), J.A. CHERRY HILL, LLC, a Delaware limited liability company (“JA Cherry Hill”; JA Cosmetics Retail, J.A. Cosmetics, JA Fulton, JA 741 Retail, JA RF and JA Cherry Hill collectively, the “Borrowers”), J.A. COSMETICS HOLDINGS, INC. a Delaware corporation (“Holdings”; each of the Borrowers and Holdings is referred to individually as an “Obligor” and collectively as the “Obligors”), U.S. BANK NATIONAL ASSOCIATION, as Junior Agent (as defined in the Subordination Agreement described below) (in such capacity, “Junior Agent”), PENNANTPARK INVESTMENT CORPORATION (“PennantPark Investment”), PENNANTPARK FLOATING RATE CAPITAL LTD. (“PennantPark Floating Rate”), and PENNANTPARK CREDIT OPPORTUNITIES FUND, LP (“PennantPark Credit Opportunities”; each of PennantPark Investment, PennantPark Floating Rate, PennantPark Credit Opportunities and Junior Agent and each of their respective successors and assigns are sometimes hereinafter referred to individually as a “Junior Creditor” and collectively as the “Junior Creditors”), and BANK OF MONTREAL, as administrative agent for the Senior Lenders (as defined in the Subordination Agreement described below) (in such capacity, “Senior Agent”).

R E C I T A L S:

WHEREAS, Borrowers, the other Obligors, the Senior Lenders (as defined in the Subordination Agreement) and Senior Agent are parties to that certain Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Subordination Agreement prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Senior Lenders have made and will from time to time make loans and provide other financial accommodations to Borrowers;

WHEREAS, the Obligors and the Junior Creditors are parties to that certain Second Lien Credit Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms of the Subordination Agreement prior to the date hereof, the “Existing Second Lien Credit Agreement”), pursuant to which the Junior Creditors have extended credit to Borrowers;

WHEREAS, Borrowers, the other Obligors, Senior Agent, on behalf of the Senior Lenders, Junior Agent and the other Junior Creditors are parties to that certain Subordination and Intercreditor Agreement dated as of January 31, 2014 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Agreement, the “Subordination Agreement”), pursuant to which the Junior Creditors agreed, among other things, that the Junior Debt (as defined in the Subordination Agreement) is and shall be subordinate to the prior payment and performance in full of the Senior Debt (as defined in the Subordination Agreement), upon the terms and subject to the conditions therein set forth.

WHEREAS, on the date hereof, the Junior Creditors and the Obligors are to enter into that certain First Amendment to Second Lien Credit Agreement (the “Second Lien Amendment”), pursuant to which, among other things, the Existing Second Lien Credit Agreement shall be amended in certain respects, without constituting a novation.

WHEREAS, Senior Agent’s consent to the Second Lien Amendment is required under the terms of the Subordination Agreement and as a condition precedent to such consent, Senior Agent has required the execution, delivery and performance of this Agreement by the Junior Creditors and the other parties hereto.

NOW, THEREFORE, (i) in order to induce Senior Agent to consent to the Second Lien Amendment, (ii) in order for the Junior Creditors to enter into and deliver the Second Lien Amendment, and (iii) for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Subordination Agreement.

2. Amendments to Subordination Agreement. The Subordination Agreement is hereby amended as follows:

(a) All references contained in the Subordination Agreement to the “Junior Credit Agreement” shall be deemed to refer to the Existing Second Lien Credit Agreement, as amended by the Second Lien Amendment.

(b) Section 2.5 of the Subordination Agreement is hereby amended by deleting it in its entirety and substituting the following language in lieu thereof:

“2.5 Incorrect Payments. If any Distribution, including, without limitation, any proceeds of any Enforcement Action, on account of the Junior Debt not permitted to be made by an Obligor or received and retained by any Junior Creditor under this Agreement is received by any Junior Creditor such Distribution shall not be commingled with any asset of such Junior Creditor, shall be held in trust by such Junior Creditor for the benefit of Senior Lenders and shall be promptly paid over to Senior Agent, or its designated representative, for application to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Finally Paid; provided, however, any such Distribution received by any Junior Creditor may be retained by such Junior Creditor and the provisions of this Section 2.5 shall not apply if (a) such Junior Creditor does not receive written notice from any Obligor, the Senior Agent or any Senior Lender within ninety (90) days of receipt of such payment that such payment was received at a time during which it was prohibited to have been received by such Junior Creditor by the terms of this Agreement and (b) such Junior Creditor does not otherwise have actual knowledge that such payment has been received at a time during which it was prohibited from being received by the terms of this Agreement; provided, further, that delivery to Junior Agent in accordance with Section 11 hereof of a notice that a Payment Blockage Period is in effect due to the occurrence of a Senior Non-Payment Default shall be deemed to have satisfied all notice delivery requirements under this Section 2.5. Without limiting any other term or condition of this Agreement, in the event that (i) a payment of any portion of the Senior Debt is due on the same day a payment with respect to any Junior Debt is due, (ii) any Obligor or any other Person obligated to make such payment defaults in the payment of such Senior Debt and (iii) payment is made to any Junior Creditor in respect of such Junior Debt, then, if Senior Agent delivers to such Junior Creditor notice of such Senior Payment Default within ninety (90) days after the date the missed payment of such Senior Debt giving rise to such Senior Payment Default was required to be paid, such Junior Creditor shall not be entitled to retain any such payment on account of the Junior Debt and the provisions of the immediately preceding sentence shall govern.”

3. Consent. Effective as of the date hereof and notwithstanding anything to the contrary contained in the Subordination Agreement the Senior Agent consents to the execution, delivery and performance of the terms of the Second Lien Amendment.

4. Ratification and Reaffirmation. Each Junior Creditor hereby (a) ratifies and reaffirms (i) the continued subordination of the Junior Debt to the Senior Debt in accordance with the Subordination Agreement, (ii) the continued subordination of the Liens securing the Junior Debt to the Liens securing the Senior Debt in accordance with the Subordination Agreement and (iii) its liabilities, obligations and agreements under the Subordination Agreement, and (b) agrees that such Subordination Agreement, the subordination effected thereby and the rights and obligations of such Junior Creditor, Senior Agent, each Senior Lender, the Borrowers and the other Obligors arising thereunder shall not be affected, modified, qualified, limited or impaired in any manner or to any extent by the Second Lien Amendment or the transactions contemplated thereunder.

5. Representations and Warranties. Each Borrower, each other Obligor and each Junior Creditor hereby represents and warrants to Senior Agent and the Senior Lenders, individually on its own behalf and not on behalf of any of the other parties hereto, that (a) except as otherwise waived by the Senior Lenders in writing in accordance with the terms of the Existing Credit Agreement and Subordination Agreement, no payment has been received by any Junior Creditor that is prohibited under the terms of the Subordination Agreement, (b) such Person has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action, (c) the execution of this Agreement by such Person will not require any consent or approval which has not been obtained, and (d) this Agreement is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

6. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon Senior Agent, the Senior Lenders, the Junior Creditors, the Obligors and their respective successors and assigns. The Junior Creditors shall, at any time and from time to time, after the execution and delivery of this Agreement, upon the request of Senior Agent and at the expense of Borrowers, promptly execute and deliver such further documents and do such further acts and things as Senior Agent from time to time may reasonably request in order to effect fully the purposes of this Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

7. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

8. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PROVISIONS THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THAT OF THE STATE OF NEW YORK.

9. WAIVER OF JURY TRIAL. EACH OF THE JUNIOR CREDITORS, BORROWERS, THE OTHER OBLIGORS, SENIOR AGENT AND SENIOR LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, BORROWERS, AND THE OTHER OBLIGORS ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF BORROWERS, THE OTHER OBLIGORS, SENIOR AGENT, SENIOR LENDERS, OR JUNIOR CREDITORS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, BORROWERS AND THE OTHER OBLIGORS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT SENIOR AGENT, SENIOR LENDERS AND JUNIOR CREDITORS HAVE ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT SENIOR AGENT, SENIOR LENDERS AND EACH JUNIOR CREDITOR WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE JUNIOR CREDITORS, SENIOR AGENT, SENIOR LENDERS, BORROWERS AND THE OTHER OBLIGORS FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS SUCH WRITING MAKES SPECIFIC REFERENCE TO THIS SECTION 9), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE SUBORDINATION AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SENIOR AGENT:

BANK OF MONTREAL, as Senior Agent

By:	/s/ Tara Cuprisin
Name:	Tara Cuprisin
Title:	Director

Consent Under, Reaffirmation of and First Amendment to Subordination and Intercreditor Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

JUNIOR CREDITORS:

U.S. BANK, NATIONAL ASSOCIATION, as Junior Agent

By:	/s/ Michael M. Hopkins
Name:	Michael M. Hopkins
Title:	Vice President

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

PENNANTPARK CREDIT OPPORTUNITIES FUND, LP

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Managing Member of PennantPark Capital, LLC, the general partner of the Fund

Consent Under, Reaffirmation of and First Amendment to Subordination and Intercreditor Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

OBLIGORS:

J.A. COSMETICS US, INC., a Delaware corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

JA 139 FULTON STREET CORP., a New York corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

JA 741 RETAIL CORP., a New York corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

JA COSMETICS RETAIL, INC., a New York corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

J.A. RF, LLC a Delaware limited liability company

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

Consent Under, Reaffirmation of and First Amendment to Subordination and Intercreditor Agreement

J.A. CHERRY HILL, LLC a Delaware limited liability company

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

J.A. COSMETICS HOLDINGS, INC. a Delaware corporation

By:	/s/ Tarang Amin
Name:	Tarang Amin
Title:	Chief Executive Officer and President

Consent Under, Reaffirmation of and First Amendment to Subordination and Intercreditor Agreement